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                                                               EXHIBIT 10.2

                            AMENDATORY AGREEMENT


     This amendment is entered into this 1st day of February, 1996, between SOUTHERN NATURAL GAS COMPANY ("Company") and SOUTH CAROLINA PIPELINE CORPORATION ("Shipper").

                            W I T N E S S E T H:

     WHEREAS, Company and Shipper are parties to a firm transportation agreement dated June 1, 1994, as amended, (#901710) for an aggregate Transportation Demand of 77,217 Mcf per day ("FT Agreement");

     WHEREAS, on January 19, 1996, Company posted a notice on its electronic bulletin board soliciting capacity for a proposed expansion of its pipeline system; and

     WHEREAS, by letter dated January 30, 1996, Shipper notified Company that it desires to extend the term of the FT Agreement to March 31, 1999, for 55,000 Mcf per day of Transportation Demand.

     NOW THEREFORE, in consideration for the premises and the mutual promises and covenants contained herein, the parties agree as follows:

     1. Section 4.1 of the FT Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor:

            4.1  Subject to the provisions hereof, this
                 Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through the following dates: October
                 31, 2003, for 17,217 Mcf per day of
                 Transportation Demand, October 31, 2000, for 5,000 Mcf per day of Transportation
                 Demand, and March 31, 1999 for 55,000
                 Mcf per day of Transportation Demand; and shall continue and remain in force and effect for successive terms of one year each after the end of each primary term for the specified volume, unless and until cancelled with respect to the associated volume by either party giving 180 days written notice to the other party prior to the end of the specified primary term or any yearly extension thereof.


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Amendatory Agreement
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     2. Except as provided herein, the FT Agreement shall remain in full force and effect as written.

     3. This Amendment is subject to all applicable, valid laws, orders, rules and regulations of any governmental entity having jurisdiction over the parties or the subject matter hereof.

     WHEREFORE, the parties have executed this Amendment through their duly authorized representatives to be effective as of the date first written above.


         ATTEST:                        SOUTHERN NATURAL GAS COMPANY


         By: /s/ R. David Hendrickson   By: /s/ James E. Moylan, Jr.
         ----------------------------   ----------------------------
         Title: Secretary               Title: President
         ----------------------------   ----------------------------


         ATTEST:                        SOUTH CAROLINA PIPELINE CORPORATION



         By: /s/ Dara A. Davis          By: /s/ H. Thomas Arthur
         ----------------------------   ---------------------------
         Title:Assistant Secretary      Title: Vice President and
         ----------------------------   General Counsel
                                        ---------------------------